SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction ofIncorporation or Organization)	45-5185575 (I.R.S. Employer Identification No.)

        145 Highview Terrace, Hawthorne, NJ                                    07506

       (Address of Principal Executive Offices)                              (Zip Code)

(973) 544-6116

(Issuer’s Telephone Number, Including Area Code)

N/A

 (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM4.01CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTNAT

Previous independent registered public accounting firm

On May 21, 2012, Proteonomix, Inc. (the “Registrant” or the “Company”) was notified by Demetrius & Company, L.L.C. (“Demetrius”) that they have resigned as the Registrant’s independent registered public accounting firm. This resignation was the subject of a Form 8-K filed May 25, 2012.

New independent registered public accounting firm

On June 8, 2012 (the “Engagement Date”), the Company engaged Yosef Y. Manela CPA (“Manela”) as its independent registered public accountant. The decision to engage Manela as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the years ended December 31, 2011 and 2010, and through June 8, 2012, (the date Manela was appointed), the Company did not consult Manela with respect to regarding any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the United States Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of business acquired.

Not applicable

(b)

Pro forma financial information.

Not applicable

(c)

Shell company transactions.

Not applicable

(d)

Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated:  June 18, 2012

By:/s/Michael Cohen

Name:   Michael Cohen

  President